UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2008

CABLE & CO WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20769	22-3341195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Wright Street, Suite 220, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 226-4324

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On April 9, 2008, the Board of Directors (the “Board”) of Cable & Co Worldwide, Inc. (the “Company”) determined to set a record date of April 18, 2008, to effectuate the following corporate actions: (i) a 1 for 150 reverse stock split of the Company’s issued and outstanding shares of common stock; (ii) a decrease in the number of authorized shares of the Company’s common stock from 1,500,000,000 shares to 150,000,000 shares; and (iii) changing the name of the Company to Market & Research Corp. A copy of the press release the Company issued in connection with these actions is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release from Cable & Co Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE & CO WORLDWIDE, INC.

Date: April 11, 2008	By:	/s/ Gary Stein
Gary Stein
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release from Cable & Co Worldwide, Inc.